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                                                                    EXHIBIT 10.2





                           GENETRONICS BIOMEDICAL LTD.







                            SPECIAL WARRANT INDENTURE


                           PROVIDING FOR THE ISSUE OF
                           4,187,500 SPECIAL WARRANTS







                                  JUNE 16, 1999





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                                TABLE OF CONTENTS

ARTICLE ONE INTERPRETATION ...........................................                    6

  SECTION 1.01 - DEFINITIONS .........................................                    6

  SECTION 1.02 - GENDER ..............................................                    8

  SECTION 1.03 - INTERPRETATION NOT AFFECTED BY HEADINGS, ETC ........                    9

  SECTION 1.04 - BUSINESS DAY ........................................                    9

  SECTION 1.05 - TIME OF THE ESSENCE .................................                    9

  SECTION 1.06 - APPLICABLE LAW ......................................                    9

  SECTION 1.07 - CURRENCY ............................................                    9

  SECTION 1.08 - MEANING OF OUTSTANDING ..............................                    9

  SECTION 1.09 - TERMINATION .........................................                    9


ARTICLE TWO ISSUE OF WARRANTS ........................................                    9

  SECTION 2.01 - ISSUE OF WARRANTS ...................................                    9

  SECTION 2.02 - FORM AND TERMS OF WARRANTS ..........................                   10

  SECTION 2.03 - SIGNING OF WARRANT CERTIFICATES .....................                   10

  SECTION 2.04 - CERTIFICATION BY THE TRUSTEE ........................                   10

  SECTION 2.05 - WARRANTHOLDER NOT A SHAREHOLDER, ETC ................                   10

  SECTION 2.06 - ISSUE IN SUBSTITUTION FOR LOST WARRANT CERTIFICATES .                   10

  SECTION 2.07 - WARRANTS TO RANK PARI PASSU .........................                   11

  SECTION 2.08 - REGISTERS FOR WARRANTS ..............................                   11

  SECTION 2.09 - REGISTERS OPEN FOR INSPECTION .......................                   11

  SECTION 2.10 - EXCHANGE OF WARRANTS ................................                   12

  SECTION 2.11 - OWNERSHIP AND TRANSFER OF WARRANTS ..................                   12

  SECTION 2.12 - ADJUSTMENT OF COMMON SHARES .........................                   12

  SECTION 2.13 - ADJUSTMENT RULES ....................................                   13

  SECTION 2.14 - POSTPONEMENT OF SUBSCRIPTION ........................                   14



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
  SECTION 2.15 - NOTICE OF ADJUSTMENT ................................                   14

  SECTION 2.16 - NO ACTION AFTER NOTICE ..............................                   14

  SECTION 2.17 - PURCHASE OF WARRANTS FOR CANCELLATION ...............                   14

  SECTION 2.18 - PROTECTION OF TRUSTEE ...............................                   15

ARTICLE THREE EXERCISE OF WARRANTS ...................................                   15

  SECTION 3.01 - METHOD OF EXERCISE OF WARRANTS ......................                   16

  SECTION 3.02 - DEEMED EXERCISE OF WARRANTS .........................                   16

  SECTION 3.03 - EFFECT OF EXERCISE OF WARRANTS ......................                   16

  SECTION 3.04 - CANCELLATION OF WARRANT CERTIFICATES ................                   16

  SECTION 3.05 - SECURITIES RESTRICTIONS; LEGENDS ....................                   17


ARTICLE FOUR COVENANTS FOR WARRANTHOLDERS' BENEFIT ...................                   17

  SECTION 4.01 - GENERAL COVENANTS ...................................                   17

  SECTION 4.02 - SECURITIES QUALIFICATION REQUIREMENTS ...............                   18

  SECTION 4.03 - TRUSTEE'S REMUNERATION AND EXPENSES .................                   18


ARTICLE FIVE ENFORCEMENT .............................................                   19

  SECTION 5.01 - SUITS BY WARRANTHOLDERS .............................                   19

  SECTION 5.02 - IMMUNITY OF SHAREHOLDERS, ETC .......................                   19

  SECTION 5.03 - LIMITATION OF LIABILITY .............................                   19


ARTICLE SIX MEETINGS OF WARRANTHOLDERS ...............................                   19

  SECTION 6.01 - RIGHT TO CONVENE MEETINGS ...........................                   19

  SECTION 6.02 - NOTICE ..............................................                   20

  SECTION 6.03 - CHAIRMAN ............................................                   20

  SECTION 6.04 - QUORUM ..............................................                   20

  SECTION 6.05 - POWER TO ADJOURN ....................................                   20

  SECTION 6.06 - SHOW OF HANDS .......................................                   21

  SECTION 6.07 - POLL AND VOTING .....................................                   21


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
  SECTION 6.08 - REGULATIONS .........................................                   21

  SECTION 6.09 - CORPORATION, TRUSTEE AND COUNSEL MAY BE REPRESENTED .                   21

  SECTION 6.10 - POWERS EXERCISABLE BY EXTRAORDINARY RESOLUTION ......                   21

  SECTION 6.11 - MEANING OF EXTRAORDINARY RESOLUTION .................                   21

  SECTION 6.12 - POWERS CUMULATIVE ...................................                   23

  SECTION 6.13 - MINUTES .............................................                   23

  SECTION 6.14 - INSTRUMENTS IN WRITING ..............................                   23

  SECTION 6.15 - BINDING EFFECT OF RESOLUTIONS .......................                   23

  SECTION 6.16 - HOLDINGS BY THE CORPORATION OR SUBSIDIARIES OF
                  THE CORPORATION DISREGARDED ........................                   23


ARTICLE SEVEN SUPPLEMENTAL INDENTURES ................................                   24

  SECTION 7.01 - SUPPLEMENTAL INDENTURES .............................                   24

  SECTION 7.02 - SUCCESSOR CORPORATIONS ..............................                   24


ARTICLE EIGHT CONCERNING THE TRUSTEE .................................                   25

  SECTION 8.01 - TRUST INDENTURE LEGISLATION .........................                   25

  SECTION 8.02 - RIGHTS AND DUTIES OF TRUSTEE ........................                   25

  SECTION 8.03 - EVIDENCE, EXPERTS AND ADVISERS ......................                   26

  SECTION 8.04 - DOCUMENTS, MONIES, ETC. HELD BY TRUSTEE .............                   26

  SECTION 8.05 - ACTIONS BY TRUSTEE TO PROTECT INTERESTS .............                   26

  SECTION 8.06 - TRUSTEE NOT REQUIRED TO GIVE SECURITY ...............                   26

  SECTION 8.07 - PROTECTION OF TRUSTEE ...............................                   27

  SECTION 8.08 - REPLACEMENT OF TRUSTEE ..............................                   27

  SECTION 8.09 - CONFLICT OF INTEREST ................................                   28

  SECTION 8.10 - ACCEPTANCE OF TRUSTS ................................                   28

  SECTION 8.11 - TRUSTEE NOT TO BE APPOINTED RECEIVER ................                   28

  SECTION 8.12 - AUTHORIZATION TO CARRY ON BUSINESS ..................                   28

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
ARTICLE NINE FORM OF WARRANT .........................................                   28

  SECTION 9.01 - FORM OF WARRANT CERTIFICATE .........................                   28

  SECTION 9.02 - SUBSCRIPTION FORM ...................................                   32

  SECTION 9.03 - TRANSFER FORM .......................................                   33


ARTICLE TEN GENERAL ..................................................                   33

  SECTION 10.01 - NOTICE TO THE CORPORATION AND THE TRUSTEE ..........                   33

  SECTION 10.02 - NOTICE TO THE WARRANTHOLDERS .......................                   34

  SECTION 10.03 - MAIL SERVICE INTERRUPTION ..........................                   34

  SECTION 10.04 - COUNTERPARTS AND FORMAL DATE .......................                   34

  SECTION 10.05 - SATISFACTION AND DISCHARGE OF INDENTURE ............                   34

  SECTION 10.06 - PROVISIONS OF INDENTURE AND WARRANTS FOR
                  THE SOLE BENEFIT OF PARTIES AND WARRANTHOLDERS ....                    35

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                                      -6-


THIS SPECIAL WARRANT INDENTURE made as of June 16, 1999,


B E T W E E N:

                GENETRONICS BIOMEDICAL LTD., a corporation incorporated under the laws of the province of British Columbia and having an office situate at 11199 Sorrento Valley Road, San Diego, California, 92121-1334

                (the "Corporation")

and

                MONTREAL TRUST COMPANY OF CANADA, a trust company incorporated under the laws of Canada and authorized to carry on business in all provinces of Canada

                (the "Trustee")



WITNESSES THAT WHEREAS:

A. The Corporation is desirous of raising money for its corporate purposes and with a view to doing so proposes to issue and sell 4,187,500 special warrants (the "Warrants") to be constituted and issued in the manner hereinafter set forth;

B. The Corporation is duly authorized to create and issue the Warrants as herein provided;

C. All things necessary have been done and performed to make the Warrants, when certified by the Trustee and issued as provided in this Indenture, legal, valid and binding upon the Corporation with the benefits of and subject to the terms of this Indenture;

D. The Trustee has agreed to enter into this Indenture and to act as Trustee on behalf of the holders of Warrants issued pursuant to this Indenture on the terms and conditions set forth herein;

        NOW THEREFORE for good and valuable consideration mutually given and received, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed and declared as follows:

                                   ARTICLE ONE
                                 INTERPRETATION


SECTION 1.01 - DEFINITIONS

In this Indenture, unless there is something in the subject matter or context inconsistent therewith, the following phrases and words have the respective meanings indicated opposite them as follows:

"1933 ACT" means the Securities and Exchange Act of 1933 (United States), as amended, and any rules or regulations made thereunder;

"1934 ACT" means the Securities and Exchange Act of 1934 (United States), as amended, and any rules or regulations made thereunder;


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                                      -7-


"AGENT" means Canaccord International (L) Corporation;

"APPLICABLE LEGISLATION" means the provisions of any statute of Canada or a province thereof and of regulations under any such named or other statute relating to trust indentures and/or to the rights, duties and obligations of trustees and of corporations under trust indentures, to the extent that such provisions are at the time in force and applicable to this Indenture.

"BUSINESS DAY" means a day which is not a Saturday, Sunday, or civic or statutory holiday in the City of Vancouver or the City of Toronto or a day when the principal office of the Trustee in either of the said cities is not open to the public for the transaction of business;

"CAPITAL REORGANIZATION" has the meaning ascribed thereto in Subsection 2.12(1);

"CLOSING DATE" means the date on which the closing of the issue and sale of the Warrants shall occur being such date upon which the Corporation and Agent may agree;

"COMMON SHARES" means fully paid and non-assessable common shares without par value in the capital of the Corporation as currently constituted, provided that in the event of any adjustment pursuant to Section 2.12, Common Shares will thereafter mean the securities or property resulting from such adjustment;

"CORPORATION" means Genetronics Biomedical Ltd., a company incorporated under the laws of the Province of British Columbia;

"CORPORATION'S AUDITORS" means the chartered accountant or firm of chartered accountants duly appointed as auditor or auditors of the Corporation from time to time;

"COUNSEL" means a barrister and/or solicitor or a firm of barristers and/or solicitors (who may be counsel for the Corporation) acceptable to the Trustee acting reasonably;

"DIRECTOR" means a director of the Corporation for the time being, and unless otherwise specified herein, reference to "action by the directors" means action by the directors of the Corporation as a board or, whenever duly empowered, action by a committee of such board, in each case by resolution duly passed;

"EXERCISE DATE" with respect to any Warrant means the date on which such Warrant is surrendered to the Trustee for exercise in accordance with the provisions of Article Three or is deemed to have been exercised in accordance with the provisions of Section 3.02;

"EXPIRY DATE" means the earlier of (i) the fifth Business Day after the Qualification Date; and (ii) twelve months from the Closing Date;

"EXTRAORDINARY RESOLUTION" has the meaning ascribed thereto in Sections 6.11 and 6.14;

"FINAL PROSPECTUS" means the (final) prospectus qualifying the distribution of the Common Shares issuable upon exercise or deemed exercise of the Warrants;

"PERSON" includes an individual, a corporation, a partnership, a trustee, any unincorporated organization or any other juridical entity and words importing persons have a similar meaning;

"PRELIMINARY PROSPECTUS" means the preliminary prospectus of the Corporation qualifying the distribution of the Common Shares issuable upon the exercise or deemed exercise of the Warrants;

"PROSPECTUS CERTIFICATE" means the certificate executed by the Chief Executive Officer or the Senior Vice President of the Corporation confirming the issuance of receipts or similar documents for the Final Prospectus by the Securities Administrators;


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                                      -8-


"QUALIFICATION DATE" means the date of issuance of receipts or similar documents by the last of the Securities Administrators for the Final Prospectus;

"QUALIFICATION DEADLINE" means 5:00 p.m. (Vancouver time) on the date that is 90 days from the Closing Date or the next Business Day thereafter if the 90th day is not a Business Day;

"QUALIFYING JURISDICTIONS" mean the Provinces of British Columbia and Ontario;

"SECURITIES ADMINISTRATORS" means the securities regulatory authorities of the Qualifying Jurisdictions;

"SHAREHOLDER" means a holder of record of one or more Common Shares;

"SUCCESSOR CORPORATION" has the meaning ascribed thereto in Section 7.02;

"THIS WARRANT INDENTURE", "THIS INDENTURE", "HEREIN", "HEREBY", and similar expressions mean and refer to this Indenture and any indenture, deed or instrument supplemental or ancillary hereto; and the expressions "ARTICLE", "SECTION", "SUBSECTION" and "CLAUSE" followed by a number mean and refer to the specified Article, Section, Subsection or clause of this Indenture;

"TIME OF EXPIRY" means 5:00 p.m., Vancouver time, on the Expiry Date;

"TRANSFER AGENT" means the transfer agent or agents for the time being of the Common Shares;

"TRUSTEE" means Montreal Trust Company of Canada, a trust corporation incorporated under the laws of Canada, or its successors for the time being in the trusts hereby created;

"U.S. ACT" means the United States Securities Act of 1933, as amended;

"U.S. PERSON" has the meaning attributed thereto in Regulation S adopted under the U.S. Act;

"WARRANTHOLDER" or "HOLDER" or "REGISTERED HOLDER" means a person whose name is entered for the time being in the register maintained pursuant to clause 2.08(l)(a), as holders of Warrants;

"WARRANT CERTIFICATE" means a certificate evidencing one or more Warrants;

"WARRANTHOLDERS' REQUEST" means an instrument signed in one or more counterparts by Warrantholders entitled to acquire in the aggregate at least 25% of the aggregate number of the Common Shares which could be acquired upon the exercise of all Warrants then outstanding which requests the Trustee to take some action or proceeding specified therein;

"WARRANTS" means the special warrants of the Corporation available for purchase at a price of US$3.00 per special warrant entitling registered holders thereof to acquire one Common Share per Warrant;

"WRITTEN ORDER OF THE CORPORATION", "WRITTEN REQUEST OF THE CORPORATION", "WRITTEN CONSENT OF THE CORPORATION", "CERTIFICATE OF THE CORPORATION" and any other document required to be signed by the Corporation, means, respectively, a written order, request, consent, certificate or other document signed in the name of the Corporation by any one of the chairman of the board, the vice-chairman of the board, the president, a vice-president or a director of the Corporation, and may consist of one or more instruments so executed.

SECTION 1.02 - GENDER

Unless elsewhere otherwise expressly provided or unless the context otherwise requires, words importing the singular include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

SECTION 1.03 - INTERPRETATION NOT AFFECTED BY HEADINGS, ETC.

The division of this Indenture into Articles, Sections, Subsections and clauses, the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Indenture.

SECTION 1.04 - BUSINESS DAY

In the event that any day on or before which any action is required or permitted to be taken hereunder is not a Business Day, then such action shall be required or permitted to be taken on or before the requisite time on the next succeeding day that is a Business Day.

SECTION 1.05 - TIME OF THE ESSENCE

Time shall be of the essence in all respects in this Indenture and the Warrants.

SECTION 1.06 - APPLICABLE LAW

This Indenture and the Warrants shall be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein and shall be treated in all respects as British Columbia contracts, and the Corporation and the Trustee irrevocably attorn to the jurisdiction of the courts of British Columbia in connection with any disputes which may arise in connection with this Indenture or the Warrants or both.

SECTION 1.07 - CURRENCY

Unless otherwise stated all dollar amounts referred to in this Indenture are in United States dollars.

SECTION 1.08 - MEANING OF OUTSTANDING

Every Warrant represented by a certificate certified and delivered by the Trustee hereunder shall be deemed to be outstanding until it shall be cancelled or delivered to the Trustee for cancellation or until the Time of Expiry; provided that where a new Warrant certificate has been issued pursuant to
Section 2.06 hereof to replace one which is lost, mutilated, stolen or destroyed, the Warrants represented by only one of such Warrant Certificates shall be counted for the purpose of determining the aggregate number of Warrants outstanding.

SECTION 1.09 - TERMINATION

This Indenture shall continue in full force and effect so long as any Warrant is outstanding and upon the expiry, exercise or deemed exercise of all the Warrants issuable hereunder, shall be terminated upon the written consent of the Trustee and the Corporation.

                                   ARTICLE TWO
                                ISSUE OF WARRANTS


SECTION 2.01 - ISSUE OF WARRANTS

A total of 4,187,500 Warrants entitling the registered holders thereof to acquire an aggregate of 4,187,500 Common Shares (as adjusted as contemplated herein) are hereby created and authorized to be issued hereunder upon the terms and conditions herein set forth and Warrant Certificates shall be executed by the Corporation and certified by or on behalf of the Trustee upon the written order of the Corporation and delivered by the Corporation in accordance with Sections 2.03 and 2.04, against payment of the purchase price therefor. The Trustee shall have no duty to confirm that the purchase price for the Warrants has been paid prior to effecting such certification and delivery.


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                                      -10-


SECTION 2.02 - FORM AND TERMS OF WARRANTS

(1) The Warrant Certificates shall be substantially in the form set out in Article Nine with, subject to the provisions of this Indenture, such additions, variations and changes as may from time to time be agreed upon by the Trustee and the Corporation, shall be dated as of the Closing Date (regardless of their actual date of issue), and shall have such distinguishing letters and numbers and such legends as the Corporation may, with the approval of the Trustee, prescribe. All Warrant Certificates shall, save as to denominations, be of like tenor and effect. The Warrant Certificates may be engraved, printed, lithographed, photocopied or be partially in one form or another, as the Corporation may determine. No change in the form of the Warrant Certificate shall be required by reasons of any adjustment made pursuant to this Article Two in the number and/or class of securities or type of securities which may be acquired pursuant to the exercise or deemed exercise of the Warrants.

(2) Each Warrant authorized to be issued hereunder shall entitle the registered holder thereof to acquire at no additional cost one Common Share upon the due execution of the subscription form substantially in the form set out in Article Nine, or other instrument of subscription in such form as the Trustee and/or the Corporation may from time to time prescribe or upon the exercise or deemed exercise of such Special Warrants.

(3) Fractional Warrants shall not be issued or otherwise provided for.

SECTION 2.03 - SIGNING OF WARRANT CERTIFICATES

The Warrant Certificates shall be signed by any one director or the chairman, vice-chairman, president, vice-president or the secretary of the Corporation, and may, but need not be, under the corporate seal of the Corporation or a reproduction thereof. The signature of such person may be mechanically reproduced in facsimile and Warrant Certificates bearing such facsimile signatures shall be binding upon the Corporation as if they had been manually signed by such person. Notwithstanding that the person whose manual or facsimile signature appears on any Warrant Certificate may no longer hold office at the date of issue of such Warrant Certificate or at the date of certification or delivery thereof, any Warrant Certificate signed as aforesaid shall, subject to
Section 2.04 be valid and binding upon the Corporation and the registered holder thereof shall be entitled to the benefits of this Indenture.

SECTION 2.04 - CERTIFICATION BY THE TRUSTEE

(1) No Warrant Certificate shall be issued or, if issued, shall be valid for any purpose or entitle the registered holder to the benefit hereof or thereof until it has been certified by manual signature by or on behalf of the Trustee in the form of the certificate set out in Article Nine and such certification by the Trustee upon any Warrant Certificate shall be conclusive evidence as against the Corporation that the Warrant Certificate so certified has been duly issued hereunder and the holder is entitled to the benefits hereof.

(2) The certification of the Trustee on the Warrant Certificates issued hereunder shall not be construed as a representation or warranty by the Trustee as to the validity of this Indenture or the Warrants (except the due certification thereof) and the Trustee shall in no respect be liable or answerable for the use made of the Warrants or any of them or of the consideration therefor except as otherwise specified herein.

SECTION 2.05 - WARRANTHOLDER NOT A SHAREHOLDER, ETC.

The holding of a Warrant shall not be construed as conferring upon a Warrantholder any right or interest whatsoever as a Shareholder, nor entitle the holder to any right or interest in respect thereof except as herein and in the Warrants expressly provided.

SECTION 2.06 - ISSUE IN SUBSTITUTION FOR LOST WARRANT CERTIFICATES

(1) In case any of the Warrant Certificates shall become mutilated or be lost, destroyed or stolen, the Corporation, subject to applicable law, and Subsection 2.06(2) shall issue and thereupon the Trustee shall certify and deliver a new Warrant Certificate of like tenor as the one mutilated, lost, destroyed or stolen in exchange for


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                                      -11-


and in place of and upon cancellation of such mutilated certificate, or in lieu of and in substitution for such lost, destroyed or stolen certificate, and the substituted certificate shall be in a form approved by the Trustee and shall be entitled to the benefits hereof and shall rank equally in accordance with its terms with all other Warrant Certificates issued or to be issued hereunder.

(2) The applicant for the issue of a new certificate pursuant to this Section
2.06 shall bear the cost of the issue thereof and in the case of mutilation shall as a condition precedent to the issue thereof, deliver to the Trustee the mutilated certificate, and in the case of loss, destruction or theft shall, as a condition precedent to the issue thereof, furnish to the Corporation and to the Trustee such evidence of ownership and of the loss, destruction or theft of the certificate so lost, destroyed or stolen as shall be satisfactory to the Corporation and to the Trustee in their sole discretion, and such applicant may also be required to furnish an indemnity and security bond in amount and form satisfactory to the Corporation and the Trustee in their sole discretion and shall pay the reasonable charges of the Corporation and the Trustee in connection therewith.

SECTION 2.07 - WARRANTS TO RANK PARI PASSU

All Warrants shall rank pari passu, whatever may be the actual date of issue of the Warrant Certificates by which they are evidenced.

SECTION 2.08 - REGISTERS FOR WARRANTS

(1) The Warrants to be issued shall be in registered form. The Corporation shall cause to be kept by the Trustee at its principal office in the City of Vancouver and the City of Toronto a register of holders in which shall be entered the names and addresses of the holders of the Warrants and of the number of Warrants held by them and a register of transfers in which shall be entered the date and other particulars of each transfer of Warrants.

(2) Subject to the terms of this Indenture, Warrants may be transferred. No transfer of a Warrant shall be valid unless: (a) made by the Warrantholder or his executors, administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the Trustee with signatures guaranteed by a Schedule A bank or trust company or a member of an acceptable medallion guarantee program and upon compliance with such reasonable requirements as the Trustee may prescribe and applicable securities legislation and requirements of regulatory authorities; and (b) recorded on the register of transfers maintained by the Trustee pursuant to Subsection 2.08(1), nor until all stamp taxes or governmental or other charges arising by reason of such transfer have been paid. Notwithstanding any provision to the contrary contained in this Indenture, the Corporation will, on the advice of counsel, acting reasonably, be entitled, and may direct the Trustee, and the Trustee will, at the direction of the Corporation, acting reasonably, or otherwise on the advice of counsel, be entitled to refuse to recognize and transfer, or enter the name of any transferee of any Warrant on the register if such transfer would constitute a violation of the securities laws of any jurisdiction.

(3) The transferee of a Warrant shall, after the transfer form attached to the Warrant Certificate or any other form of transfer acceptable to the Trustee is duly completed and the Warrant Certificate is lodged with the Trustee and upon compliance with all other conditions in that regard required by this Indenture or by law, be entitled to have his name entered on the register of holders as the owner of such Warrant free from all equities or rights of set-off or counterclaim between the Corporation and the transferor or any previous holder of such Warrant, save in respect of equities of which the Corporation or the transferee is required to take notice by statute or by order of a court of competent jurisdiction.

        SECTION 2.09 - REGISTERS OPEN FOR INSPECTION

The registers hereinbefore referred to shall be open at all reasonable times for inspection by the Corporation, the Trustee or any Warrantholder. The Trustee shall, from time to time when requested to do so by the Corporation, furnish the Corporation with a list of the names and addresses of holders of Warrants entered in the register of holders kept by the Trustee and showing the number of Common Shares which might then be acquired upon the exercise of the Warrants held by each such holder.

SECTION 2.10 - EXCHANGE OF WARRANTS

(1) Warrant Certificates may, upon compliance with the reasonable requirements of the Trustee, be exchanged for Warrant Certificates in any other authorized denomination representing in the aggregate the same number of Warrants. The Corporation shall sign and the Trustee shall certify, in accordance with Sections 2.03 and 2.04, all Warrant Certificates necessary to carry out the exchanges contemplated herein.

(2) Warrant Certificates may be exchanged only at the principal office of the Trustee in the City of Vancouver or the City of Toronto, or at any other place that is designated by the Corporation with the approval of the Trustee. Any Warrant Certificates tendered for exchange shall be surrendered to the Trustee and canceled.

(3) Except as otherwise herein provided, the Trustee may charge Warrantholders requesting an exchange a reasonable sum for each Warrant Certificate issued; and payment of such charges and reimbursement of the Trustee or the Corporation for any and all taxes or governmental or other charges required to be paid shall be made by the party requesting such exchange as a condition precedent to such exchange.

SECTION 2.11 - OWNERSHIP AND TRANSFER OF WARRANTS

The Corporation and the Trustee may deem and treat the registered holder of any Warrant Certificate as the absolute owner of the Warrant represented thereby for all purposes, and the Corporation and the Trustee shall not be affected by any notice or knowledge to the contrary except where the Corporation or the Trustee is required to take notice by statute or by order of a court of competent jurisdiction. A Warrantholder shall be entitled to the rights evidenced by such Warrant free from all equities or rights of set-off or counterclaim between the Corporation and the original or any intermediate holder thereof and all persons may act accordingly and the receipt by any such Warrantholder of Common Shares pursuant thereto shall be a good discharge to the Corporation and the Trustee for the same and neither the Corporation nor the Trustee shall be bound to inquire into the title of any such holder except where the Corporation or the Trustee is required to take notice by statute or by order of a court of competent jurisdiction.

SECTION 2.12 - ADJUSTMENT OF COMMON SHARES

(1) Subject to Sections 2.13 and 2.14, if any time after the date hereof and prior to the Time of Expiry, and provided that any Warrants remain unexercised, there shall be:

        (a) a reclassification of the Common Shares outstanding at the time or a change in the Common Shares into other shares or securities or a subdivision or consolidation of the Common Shares into a greater or lesser number of Common Shares, or any other reorganization of the Corporation's share capital;

        (b) a consolidation, amalgamation or merger of the Corporation with or into any other corporation (other than a consolidation, amalgamation or merger which does not result in any reclassification of the outstanding Common Shares or a change of the Common Shares into other shares or securities);

        (c) a transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation or entity; or

        (d) an issue or distribution to the holders of all or substantially all of the Corporation's Common Shares of securities of the Corporation including rights, options or warrants to acquire shares of the Corporation or securities convertible into or exchangeable for Common Shares of the Corporation, or any property or assets, including any evidences of indebtedness,

(any of such events in these clauses (a), (b), (c) and (d) being called a "Capital Reorganization"), any Warrantholder who thereafter shall exercise his right to receive Common Shares pursuant to Warrant(s) shall be entitled to receive, at no additional cost, and shall accept in lieu of the number of Common Shares to which such holder was theretofore entitled upon such exercise, the aggregate number of shares, other securities or other property which such holder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date or record date thereof, as the case may be, the Warrantholder had been the registered holder of the number of Common Shares to which such holder was theretofore entitled to acquire upon exercise or deemed exercise of the Warrant. If determined appropriate by the Trustee and the Corporation acting reasonably, appropriate adjustments shall be made as a result of any such Capital Reorganization in the application of the provisions set forth in this Article Two with respect to the rights and interests thereafter of Warrantholders to the end that the provisions set forth in this Article Two shall thereafter correspondingly be made applicable as nearly as may reasonably be in relation to any shares, other securities or other property thereafter deliverable upon the exercise of any Warrant. Any such adjustment shall be made by and set forth in an indenture supplemental hereto approved by the directors and by the Trustee and entered into pursuant to the provisions of this Indenture and shall for all purposes be conclusively deemed to be an appropriate adjustment.

(2) Forthwith upon the occurrence of any of the events referred to in the preceding Subsections above, the Corporation shall:

        (a) file with the Trustee a certificate of the Corporation specifying the required adjustment; and

        (b)     give notice to the Warrantholders of the required adjustment.

SECTION 2.13 - ADJUSTMENT RULES

For the purposes of Section 2.12:

(1) The adjustments provided for in Section 2.12 are cumulative and such adjustments shall be made successively whenever an event referred to therein shall occur, subject to the following Subsections of this Section 2.13.

(2) No adjustment shall be made in the number or kind of Common Shares which may be acquired on the exercise of a Warrant unless it would result in a change of at least one-hundredth of a Common Share (provided, however, that any adjustments which may by reason of this Subsection (2) not be required to be made, shall be carried forward and then taken into consideration in any subsequent adjustment).

(3) No adjustment shall be made in respect of any event described in Section 2.12, if Warrantholders are entitled to participate in such event on the same terms, mutatis mutandis, as if Warrantholders had exercised their Warrants prior to or on the effective date or record date of such event.

(4) In the event of any question arising with respect to any adjustment provided for in Section 2.12, such question shall be conclusively determined by the Corporation's auditors, or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by the directors of the Corporation and any such determination shall be binding upon the Corporation, the Trustee and the Warrantholders.

(5) If the Corporation shall set a record date to determine the Shareholders for the purpose of entitling them to receive any dividend or distribution or any subscription or purchase rights and shall, thereafter and before the distribution to such Shareholders of any such dividend, distribution, or subscription or purchase rights, legally abandon its plan to pay or deliver such dividend, distribution, or subscription or purchase rights, then no adjustment in the number of Common Shares which may be issuable on the exercise or deemed exercise of the Warrants shall be required by reason of the setting of such record date.

(6) As a condition precedent to the taking of any action which would require any adjustment in any of the subscription rights pursuant to any of the Warrants, the Corporation shall take any corporate action which may, in the opinion of counsel, be necessary in order that the Corporation have unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all the shares or other securities which all the holders of such Warrants are entitled to receive on the exercise of all the subscription rights attaching thereto in accordance with the provisions thereof.

(7) In case the Corporation, after the date hereof, shall take any action affecting any Common Shares, other than action described in Section 2.12, which in the opinion of the directors would materially affect the rights of Warrantholders, the number of Common Shares which shall be issuable on the exercise or deemed exercise of the Warrants, shall be adjusted in such manner, if any, and at such time, as the directors, in their sole discretion, may determine to be equitable in the circumstances. Failure of the taking of action by the directors so as to provide for such an adjustment prior to the effective date of any action by the Corporation affecting the Common Shares shall be conclusive evidence that the directors have determined that it is equitable to make no adjustment in the circumstances.

SECTION 2.14 - POSTPONEMENT OF SUBSCRIPTION

In any case where the application of Section 2.12 results in an increase of the number of Common Shares which may be issuable on the exercise or deemed exercise of the Warrants taking effect immediately after the record date for a specific event, if any Warrant is exercised after that record date and prior to completion of the event, the Corporation may postpone the issuance to the holder of the Warrant or the Common Shares to which he is entitled by reason of such adjustment but such Common Shares shall be so issued and delivered to that holder upon completion of that event, with the number of such Common Shares calculated on the basis of the number of Common Shares provided for after the adjustment provided for in Section 2.12 hereof on the date of exercise of the Warrants and the Corporation shall deliver to the person in whose name the Common Shares are to be issued an appropriate instrument evidencing the right of such person to receive such Common Shares and the right to receive any dividends or other distributions which, but for the provisions of this Section, such person would have been entitled to receive in respect of such Common Shares from and after the date that the Warrant was exercised in respect thereof.

SECTION 2.15 - NOTICE OF ADJUSTMENT

(1) At least 14 days prior to the effective date or record date, as the case may be, of any event which requires or might require adjustment pursuant to Section 2.12, the Corporation shall

        (a) file with the Trustee a certificate of the Corporation specifying the particulars of such event (including the record date or the effective date for such event) and, if determinable, the required adjustment and the computation of such adjustment; and

        (b) give notice to the Warrantholders of the particulars of such event (including the record date or the effective date for such event) and, if determinable, the required adjustment.

(2) In case any adjustment for which a notice in Subsection (1) of this Section has been given is not then determinable, the Corporation shall promptly after such adjustment is determinable:

        (a)     file with the Trustee a computation of such adjustment; and

        (b)     give notice to the Warrantholders of the adjustment.

SECTION 2.16 - NO ACTION AFTER NOTICE

The Corporation covenants with the Trustee that it will not close its transfer books or take any other corporate action which might deprive the holder of a Warrant of the opportunity of exercising the rights of acquisition pursuant thereto during the period of 14 days after the giving of the notice set forth in clause (b) of Subsections 2.15(1) and 2.15(2).

SECTION 2.17 - PURCHASE OF WARRANTS FOR CANCELLATION

The Corporation may, at any time and from time to time, purchase Warrants by invitation for tender, in the market, by private contract or otherwise (which shall include a purchase through an investment dealer or firm holding membership on a stock exchange) on such terms as the Corporation may determine. All Warrant Certificates purchased pursuant to the provisions of this Section 2.17 shall be forthwith delivered to, cancelled and destroyed by the Trustee and shall not be reissued. If required by the Corporation, the Trustee shall furnish the Corporation with a certificate as to such destruction.

SECTION 2.18 - PROTECTION OF TRUSTEE

The Trustee shall not:

(1) at any time be under any duty or responsibility to any Warrantholder to determine whether any facts exist which may require any adjustment contemplated by this Article Two, or to verify the nature and extent of any such adjustment when made or the method employed in making the same;

(2) be accountable with respect to the validity or value or the kind or amount of any Common Shares which may at any time be issued or delivered upon the exercise or deemed exercise of the Warrants;

(3) be responsible for any failure of the Corporation to make any cash payment or to issue, transfer or deliver the Common Shares, or certificates evidencing the same upon surrender of the Warrants for the purpose of exercising the rights or to comply with the provisions or covenants contained in this Article Two; and

(4) incur any liability or responsibility whatsoever or be in any way responsible for the consequence of any breach on the part of the Corporation of any of the representations, warranties or covenants of the Corporation or any acts of deeds of the agents or servants of the Corporation.

                                  ARTICLE THREE
                              EXERCISE OF WARRANTS


SECTION 3.01 - METHOD OF EXERCISE OF WARRANTS

(1) Subject to Section 3.02, the registered holder of any Warrant may exercise the right thereby conferred on him to acquire without further payment (except as provided in Subsection 3.01(2)) the Common Shares to which such Warrant entitles the holder, by surrendering the Warrant Certificate representing such Warrant to the Trustee at any time on or before the Time of Expiry at its principal office in the City of Vancouver or the City of Toronto (or at such additional place or places as may be decided by the Corporation from time to time with the approval of the Trustee), with a duly completed and executed subscription of the registered holder or his executors, or administrators or other legal representative or his attorney duly appointed by instrument in writing in form and manner satisfactory to the Trustee, substantially in the form set out in Article Nine. A Warrant Certificate with the duly completed and executed subscription shall be deemed to be surrendered only upon personal delivery thereof to or, if sent by mail or other means of transmission, upon actual receipt thereof by the Trustee.

(2) Any subscription referred to in Subsection 3.01(1) shall be signed by the Warrantholder, shall specify the person(s) in whose name such Common Shares are to be issued, the address(es) of such person(s) and the number of Common Shares to be issued to each person, if more than one is so specified. If any of the Common Shares subscribed for are to be issued to a person(s) other than the Warrantholder, the signatures set out in the subscription referred to in Subsection 3.01(1) shall be guaranteed by a Schedule A bank or trust company or a member of an acceptable medallion guarantee program and the Warrantholder shall pay to the Corporation or the Trustee all applicable transfer or similar taxes and the Corporation shall not be required to issue or deliver certificates evidencing Common Shares unless or until such Warrantholder shall have paid to the Corporation or the Trustee on behalf of the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid or that no tax is due.

(3) If at the time of exercise of the Warrants, whether upon an exercise in accordance with the provisions of Subsection 3.01(1) or upon a deemed exercise in accordance with the provisions of Section 3.02, there remain trading restrictions on the Common

Shares pursuant to applicable securities legislation or stock exchange requirements, the Corporation may, upon the advice of counsel, endorse any certificates representing the Common Shares to such effect. Notwithstanding the foregoing, certificates representing Common Shares issued to Warrantholders who are not U.S. persons shall not be endorsed with any legend referring to trading or resale restrictions under the 1933 Act or the 1934 Act.

(4) The holder of any Warrant may exercise the Warrant and acquire a number of Common Shares which is less than the number of Common Shares which the holder is entitled to acquire pursuant to a surrendered Warrant Certificate. In such event, the holder thereof shall be entitled to receive a new Warrant Certificate in respect of the balance of Common Shares which such holder was entitled to acquire pursuant to the surrendered Warrant Certificate and which were not then acquired.

SECTION 3.02 - DEEMED EXERCISE OF WARRANTS

If a Warrantholder has not exercised prior to the Time of Expiry the right to acquire without further payment the Common Shares, then the Warrants held by such Warrantholder shall be deemed to be exercised and surrendered by such Warrantholder, without any further action on the part of such Warrantholder, immediately prior to the Time of Expiry.

SECTION 3.03 - EFFECT OF EXERCISE OF WARRANTS

(1) Upon compliance by the Warrantholder with the provisions of Section 3.01 or upon Warrants being deemed to be exercised in accordance with the provisions of
Section 3.02, the Common Shares subscribed for or deemed to be subscribed for shall be deemed to have been issued and the person to whom such Common Shares are to be issued (which in the case of Warrants which are deemed to be exercised shall be the holder of such Warrants) shall be deemed to have become the holder of record of such Common Shares on the Exercise Date unless the transfer registers of the Corporation for the Common Shares shall be closed on such date, in which case the Common Shares subscribed for shall be deemed to have been issued and such person shall be deemed to have become the holder of record of such Common Shares on the date on which such transfer registers are reopened.

(2) Forthwith following the due exercise of a Warrant pursuant to Section 3.01 and three Business Days following the day on which the Time of Expiry shall occur, the Trustee shall deliver to the Corporation notice setting forth the particulars of all Warrants exercised or deemed to have been exercised, if any, and the persons in whose names the Common Shares are to be issued and the addresses of such holders of the Common Shares.

(3) In the case of a Warrant which is exercised in accordance with the provisions of Section 3.01, or is deemed to be exercised in accordance with the provisions of Section 3.02, within five Business Days of receipt of the notice referred to in Subsection 3.03(2), the Corporation shall:

        (a) in the case of the exercise of the Warrant pursuant to Section 3.01, cause to be mailed to the person in whose name the Common Shares so subscribed for are to be issued, as specified in the subscription completed on the Warrant certificate, at the address specified in such subscription, or, if so specified in such subscription, cause to be delivered to such person at the office of the Trustee where such Warrant Certificate was surrendered; or

        (b)     in the case of the deemed exercise of the Warrant pursuant to
                Section 3.02, cause to be mailed to the holder of the Warrants at the address of such person last appearing on the register of Warrantholders maintained by the Trustee pursuant to clause 2.08(l), a certificate or certificates for the Common Shares to which the Warrantholder is entitled.

SECTION 3.04 - CANCELLATION OF WARRANT CERTIFICATES

All Warrant Certificates surrendered to the Trustee pursuant to Section 2.06, 2.10, 2.17 or 3.01 shall be cancelled by the Trustee. All Warrant Certificates representing Warrants deemed to have been exercised pursuant to Section 3.02 shall be deemed to have been cancelled on the Exercise Date with respect thereto and the Trustee shall record the cancellation or deemed cancellation of such Warrant Certificates on the register of holders maintained by the Trustee pursuant to clause 2.08(l). The Trustee shall, if required by the Corporation, furnish the Corporation with a certificate identifying the Warrant Certificates so cancelled and deemed to have been cancelled. All Warrants represented by Warrant Certificates which have been duly cancelled or have been deemed to have been cancelled pursuant to this
Section 3.04 shall be without further force or effect whatsoever.

SECTION 3.05 - SECURITIES RESTRICTIONS; LEGENDS

Notwithstanding any provision to the contrary contained in this Indenture, no Common Shares will be issued pursuant to the exercise of any Warrant if the issuance of such securities would constitute a violation of the securities laws of any applicable jurisdiction, and, without limiting the generality of the foregoing, the Company will legend the certificates representing the Warrants or Common Shares if, in the opinion of counsel to the Corporation, acting reasonably, such legend is necessary in order to avoid a violation of any securities laws of any applicable jurisdiction or to comply with the requirements of any stock exchange on which the Common Shares are listed, provided that if, at any time, in the opinion of counsel to the Corporation, such legends are no longer necessary in order to avoid a violation of any such laws, or the holder of any such legended certificate, at his expense, provides the Corporation with evidence satisfactory in form and substance to the Corporation (which may include an opinion of counsel of recognized standing satisfactory to the Corporation) to the effect that such holder is entitled to sell or otherwise transfer such securities in a transaction in which such legends are not required, such legended certificates may thereafter be surrendered to the Corporation in exchange for a certificate which does not bear such legends.

                                  ARTICLE FOUR
                      COVENANTS FOR WARRANTHOLDERS' BENEFIT


SECTION 4.01 - GENERAL COVENANTS

The Corporation covenants with the Trustee for the benefit of the Trustee and the Warrantholder that so long as any Warrants remain outstanding:

(1) It will at all times maintain its corporate existence and will carry on and conduct its business in accordance with good business practice.

(2) It will send to each Warrantholder copies of all financial statements and other material furnished to the holders of Common Shares after the date of this Indenture.

(3) It will reserve and there will remain unissued out of its authorized capital a sufficient number of Common Shares to satisfy the rights of acquisition provided for herein.

(4) It will cause the Common Shares from time to time subscribed for pursuant to the Warrants in the manner herein provided and the certificates representing such Common Shares to be duly issued and delivered in accordance with the Warrants and the terms hereof.

(5) It will use its reasonable best efforts to maintain its status, or become, a reporting issuer (or equivalent) not in default in each of the Qualifying Jurisdictions and maintain its status as a reporting company under the 1934 Act for a period of not less than one year from the Closing Date, and it will make all requisite filings under applicable Canadian securities legislation and stock exchange rules to report the exercise of the right to acquire Common Shares pursuant to the exercise by Special Warrants.

(6) All Common Shares which shall be issued upon exercise of the right to acquire provided for herein shall be issued as fully paid and non-assessable and the holders thereof shall not be liable to the Corporation or its creditors in respect thereof.

(7) It will use its reasonable best efforts to ensure that all Common Shares outstanding or issuable from time to time (including, without limitation, the Common Shares issuable on the exercise of the Warrants) continue to be or are listed and posted for trading on The Toronto Stock Exchange and either or both of the American Stock Exchange and NASDAQ, until the Expiry Date.

(8) It will use its reasonable best efforts to file the Preliminary Prospectus and the Final Prospectus with, and to have receipts therefor issued by the Securities Administrators, and to file with the United States Securities and Exchange Commission and to have declared effective, a registration statement or similar document in compliance with the 1933 Act to register the resale by the Warrantholders of the Common Shares held by the Warrantholders pursuant to the exercise of the Warrants, on or prior to the Qualification Deadline.

(9) Within two Business Days of the Qualification Date, it will deliver to the Trustee a copy of the receipt for the Final Prospectus, a copy of the Final Prospectus, a Prospectus Certificate, a certificate of no adjustment to the conversion ratio (if applicable) and a statement setting out the Time of Expiry.

(10) It shall give notice to the Trustee in accordance with Section 10.01 hereof of the occurrence of the Qualification Date and the resulting Time of Expiry, forthwith after the occurrence of the Qualification Date.

(11) To the extent that a Warrantholder is entitled to receive on exercise or deemed exercise of the Warrants a fraction of a Common Share such right may only be exercised in respect of such fraction in combination with another Warrant which in the aggregate entitles the holder to receive a whole number of Common Shares. If a holder is not able to, or elects not to, combine Warrants so as to be entitled to acquire a whole number of Common Shares on or before the Time of Expiry such fractional Common Shares shall be deemed to be cancelled and the Corporation shall have no liability or responsibility to offer any consideration therefor. No fractional Common Shares will be issued or, except as noted in this paragraph, be provided on the exercise or deemed exercise of the Warrants. (12) It shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered all other acts, deeds and assurances in law as the Trustee may reasonably require for the better accomplishing and effecting of the provisions and intention of this Indenture.

(13) Generally, it will well and truly perform and carry out all of the acts or things to be done by it as provided in this Indenture.

SECTION 4.02 - SECURITIES QUALIFICATION REQUIREMENTS

(1) If, in the opinion of counsel, any instrument (other than the Final Prospectus) is required to be filed with, or any permission, order or ruling is required to be obtained from, any Securities Administrator or the United States Securities and Exchange Commission or any other step is required under any federal, state or provincial law before the Common Shares may be issued or delivered to a Warrantholder in any of the Qualifying Jurisdictions or the United States, the Corporation covenants that it will use its reasonable best efforts to file such instrument, obtain such permission, order or ruling or take all such other actions, at its expense, as is required or appropriate in the circumstances.

(2) The Corporation will give written notice of the issue of Common Shares pursuant to the exercise of Warrants, in such detail as may be required, to the applicable stock exchanges and to each Securities Administrator in each Qualifying Jurisdiction in which there is legislation requiring the giving of any such notice.

SECTION 4.03 - TRUSTEE'S REMUNERATION AND EXPENSES

(1) The Corporation covenants that it will pay to the Trustee from time to time reasonable remuneration for its services hereunder and will pay or reimburse the Trustee upon its request for all reasonable expenses and disbursements of the Trustee in the administration or execution of the trusts hereby created (including the reasonable compensation and the disbursements of its counsel and all other advisers, experts, accountants and assistants not regularly in its employ) both before any default hereunder and thereafter until all duties of the Trustee hereunder shall be finally and fully performed, except any such expense or disbursement in connection with or related to or required to be made as a result of the negligence or willful misconduct of the Trustee.

(2) Subject to Subsection 8.02(7), if the Corporation shall fail to perform any of its covenants contained in this Indenture and the Corporation has not rectified such failure within 15 Business Days after receiving written notice from the Trustee of such failure, the Trustee may notify the Warrantholders of such failure on the part of the Corporation or may itself perform any of the said covenants capable of being performed by it, but shall be under no obligation to perform said covenants or to notify the Warrantholders of such performance by it. All reasonable sums expended or disbursed by the Trustee in so doing shall be repayable as provided in Subsection 4.03(1). No such performance, expenditure or disbursement by the Trustee shall be deemed to relieve the Corporation of any default hereunder or of its continuing obligations under the covenants herein contained.

                                  ARTICLE FIVE
                                   ENFORCEMENT


SECTION 5.01 - SUITS BY WARRANTHOLDERS

All or any of the rights conferred upon a Warrantholder by the terms of the Warrants held by him and/or this Indenture may be enforced by such Warrantholder by appropriate legal proceedings, but subject to the rights which are hereby conferred upon the Trustee and subject to the provisions of Section 6.10.

SECTION 5.02 - IMMUNITY OF SHAREHOLDERS, ETC.

Subject to applicable law, the Trustee and, by the acceptance of the Warrant Certificates and as part of the consideration for the issue of the Warrants, the Warrantholders, hereby waive and release any right, cause of action or remedy now or hereafter existing in any jurisdiction against any person in his capacity as an incorporator or any past, present or future Shareholder or other security holder, director, officer, employee or agent of the Corporation for the creation and issue of the Common Shares pursuant to any Warrant or on any covenant, agreement, representation or warranty by the Corporation herein or in the Warrant Certificates contained.

SECTION 5.03 - LIMITATION OF LIABILITY

The obligations hereunder are not personally binding upon, nor shall resort hereunder be had to, the directors or Shareholders of the Corporation or any of the past, present or future directors or Shareholders of the Corporation or any of the past, present or future officers, employees or agents of the Corporation, but only the property of the Corporation shall be bound in respect hereof.

SECTION 5.04 - SEVERABILITY

Whenever possible, each provision of this Indenture shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Indenture is held to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Indenture.

                                   ARTICLE SIX
                           MEETINGS OF WARRANTHOLDERS


SECTION 6.01 - RIGHT TO CONVENE MEETINGS

The Trustee may at any time and from time to time, and shall on receipt of a written request of the Corporation or of a Warrantholders' Request, convene a meeting of the Warrantholders provided that the Trustee is indemnified to its reasonable satisfaction by the Corporation or by the Warrantholders signing such Warrantholders' Request against the costs, charges, expenses and liabilities which may be incurred in connection with the calling and holding of such meeting. If within 15 Business Days after the receipt of a written request of the Corporation or a Warrantholders' Request and indemnity given as aforesaid the Trustee fails to give the requisite notice specified in Section 6.02 to convene a meeting, the Corporation or such Warrantholders, as the case may be, may convene such meeting. Every such meeting shall be held in the City of Vancouver or at such other place as may be approved or determined by the Trustee.

SECTION 6.02 - NOTICE

At least 25 days' prior notice of any meeting of Warrantholders shall be given to the Warrantholders at the expense of the Corporation in the manner provided for in Section 10.02 and a copy of such notice shall be delivered to the Trustee unless the meeting has been called by it, and to the Corporation unless the meeting has been called by it. Such notice shall state the time and place of the meeting, the general nature of the business to be transacted and shall contain such information as is reasonably necessary to enable the Warrantholders to make a reasoned decision on the matter, but it shall not be necessary for any such notice to set out the terms of any resolution to be proposed or any of the provisions of this Article Six. The notice convening any such meeting may be signed by an appropriate officer of the Trustee or of the Corporation or the person designated by such Warrantholders, as the case may be.

SECTION 6.03 - CHAIRMAN

The Trustee may nominate in writing an individual to be chairman of the meeting and if no individual is so nominated, or if the individual so nominated is not present within 15 minutes after the time fixed for the holding of the meeting, the Warrantholders present in person or by proxy shall appoint an individual present to be chairman of the meeting. The chairman of the meeting need not be a Warrantholder.

SECTION 6.04 - QUORUM

Subject to the provisions of Section 6.11, at any meeting of the Warrantholders a quorum shall consist of Warrantholders present in person or represented by proxy and entitled to acquire at least 10% of the aggregate number of Common Shares which could be acquired upon the exercise of all Warrants then outstanding, provided that at least two persons entitled to vote thereat are personally present. If a quorum of the Warrantholders shall not be present within one half-hour from the time fixed for holding any meeting, the meeting, if convened by the Warrantholders or on a Warrantholders' Request, shall be dissolved; but in any other case the meeting shall be adjourned to the same day in the next week (unless such day is not a Business Day in which case it shall be adjourned to the next following Business Day) at the same time and place to the extent possible and, subject to the provisions of Section 6.11, no notice of the adjournment need be given. Any business may be brought before or dealt with at an adjourned meeting which might have been dealt with at the original meeting in accordance with the notice calling the same. At the adjourned meeting the Warrantholders present in person or represented by proxy shall form a quorum and may transact the business for which the meeting was originally convened, notwithstanding that they may not be entitled to acquire at least 10% of the aggregate number of Common Shares which could be acquired upon the exercise of all Warrants then unexercised and outstanding. No business shall be transacted at any meeting unless a quorum is present at the commencement of business.

SECTION 6.05 - POWER TO ADJOURN

The chairman of any meeting at which a quorum of the Warrantholders is present may, with the consent of the meeting, adjourn any such meeting, and no notice of such adjournment need be given except such notice, if any, as the meeting may prescribe.

SECTION 6.06 - SHOW OF HANDS

Every question submitted to a meeting shall be decided in the first place by a majority of the votes given on a show of hands except that votes on an extraordinary resolution shall be given in the manner hereinafter provided. At any such meeting, unless a poll is duly demanded as herein provided, a declaration by the chairman that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact.

SECTION 6.07 - POLL AND VOTING

On every extraordinary resolution, and when demanded by the chairman or by one or more of the Warrantholders acting in person or by proxy on any other question submitted to a meeting and after a vote by show of hands, a poll shall be taken in such manner as the chairman shall direct. Questions other than those required to be determined by extraordinary resolution shall be decided by a majority of the votes cast on the poll. On a show of hands, every person who is present and entitled to vote, whether as a Warrantholder or as proxy for one or more absent Warrantholders, or both, shall have one vote. On a poll, each Warrantholder present in person or represented by a proxy duly appointed by instrument in writing shall be entitled to one vote in respect of each whole Common Share which he (or the Warrantholder appointing him as proxy) is entitled to acquire upon the exercise of the Warrants then held by him. A proxy need not be a Warrantholder. The chairman of any meeting shall be entitled, both on a show of hands and on a poll, to vote in respect of the Warrants, if any, held or represented by him.

SECTION 6.08 - REGULATIONS

Subject to the provisions of this Indenture, the Trustee or the Corporation with the approval of the Trustee may from time to time make and from time to time vary such regulations as it shall consider necessary or appropriate:

        (a)     for the setting of a record date;

        (b) for the deposit of instruments appointing proxies at such place and time as the Trustee, the Corporation or the Warrantholders convening the meeting, as the case may be, may in the notice convening the meeting direct;

        (c) for the deposit of instruments appointing proxies at some approved place other than the place at which the meeting is to be held and enabling particulars of such instruments appointing proxies to be mailed, cabled or telegraphed before the meeting to the Corporation or to the Trustee at the place where the same is to be held and for the voting of proxies so deposited as though the instruments themselves were produced at the meeting;

        (d)     for the form of the instrument of proxy; and

        (e) generally for the calling of meetings of Warrantholders and the conduct of business thereat including setting a record date for Warrantholders entitled to receive notice of or to vote at such meeting.

Any regulations so made shall be binding and effective and the votes given in accordance therewith shall be valid and shall be counted. Save as such regulations may provide, the only persons who shall be recognized at any meeting as Warrantholders, or be entitled to vote or be present at the meeting in respect thereof (subject to Section 6.09), shall be Warrantholders or persons holding proxies of Warrantholders.

SECTION 6.09 - CORPORATION, TRUSTEE AND COUNSEL MAY BE REPRESENTED

The Corporation and the Trustee, their respective directors and officers, and the counsel for each of the Corporation, the Warrantholders, the Trustee and the Agent or its representative may attend any meeting of the Warrantholders and speak thereat but shall have no vote as such.

SECTION 6.10 - POWERS EXERCISABLE BY EXTRAORDINARY RESOLUTION

In addition to all other powers conferred upon them by any other provisions of this Indenture or by law, the Warrantholders at a meeting shall have the power, exercisable from time to time by extraordinary resolution:

        (a) to agree with the Corporation to any modification, alteration, compromise or arrangement of the rights of Warrantholders and/or the Trustee in its capacity as trustee hereunder or on behalf of the Warrantholders against the Corporation, whether such rights arise under this Indenture or the Warrants or otherwise;

        (b) to amend or repeal any extraordinary resolution previously passed or sanctioned by the Warrantholders;

        (c) to direct or authorize the Trustee to enforce any of the covenants on the part of the Corporation contained in this Indenture or the Warrants or to enforce any of the rights of the Warrantholders in any manner specified in such extraordinary resolution or to refrain from enforcing any such covenant or right;

        (d) to waive and direct the Trustee to waive any default on the part of the Corporation in complying with any provisions of this Indenture or the Warrants either unconditionally or upon any conditions specified in such extraordinary resolution;

        (e) to restrain any Warrantholder from taking or instituting any suit, action or proceeding against the Corporation for the enforcement of any of the covenants on the part of the Corporation contained in this Indenture or the Warrants or to enforce any of the rights of the Warrantholders; and

        (f) to direct any Warrantholder who, as such, has brought any suit, action or proceeding to stay or discontinue or otherwise deal with any such suit, action or proceeding, upon payment of the costs, charges and expenses reasonably and properly incurred by such Warrantholder in connection therewith.

SECTION 6.11 - MEANING OF EXTRAORDINARY RESOLUTION

(1) The expression "extraordinary resolution" when used in this Indenture means, subject as hereinafter in this Section 6.11 and in Section 6.14 provided, a resolution proposed at a meeting of Warrantholders duly convened for that purpose and held in accordance with the provisions of this Article Six at which there are present in person or represented by proxy Warrantholders entitled to acquire at least 25% of the aggregate number of Common Shares which may be acquired upon the exercise of all the then outstanding Warrants and passed by the affirmative votes of Warrantholders entitled to acquire not less than 75% of the aggregate number of Common Shares which may be acquired upon the exercise of all the then outstanding Warrants represented at the meeting and voted on the poll upon such resolution.

(2) If, at any meeting called for the purpose of passing an extraordinary resolution, Warrantholders entitled to acquire at least 25% of the aggregate number of Common Shares which may be acquired upon the exercise of all the then outstanding Warrants are not present in person or by proxy within one half-hour after the time appointed for the meeting, then the meeting, if convened by Warrantholders or on a Warrantholders' Request, shall be dissolved; but in any other case it shall stand adjourned to such day, being not less than four or more than ten Business Days later, and to such place and time as may be appointed by the chairman. Not less than three Business Days' prior notice shall be given of the time and place of such adjourned meeting. Such notice shall state that at the adjourned meeting the Warrantholders present in person or represented by proxy shall form a quorum but it shall not be necessary to set forth the purposes for which the meeting was originally called or any other particulars. At the adjourned meeting the Warrantholders present in person or represented by proxy shall form a quorum and may transact the business for which the meeting was originally convened and a resolution proposed at such adjourned meeting and passed by the requisite vote as provided in Subsection 6.11(1) shall be an extraordinary resolution within the meaning of this Indenture notwithstanding that Warrantholders entitled to acquire at least 25% of the aggregate number of Common Shares which may be issuable upon the exercise of all the then outstanding Warrants are not present in person or represented by proxy at such adjourned meeting.

(3) Votes on an extraordinary resolution shall always be given on a poll and no demand for a poll on an extraordinary resolution shall be necessary.

SECTION 6.12 - POWERS CUMULATIVE

It is hereby declared and agreed that any one or more of the powers or any combination of the powers in this Indenture stated to be exercisable by the Warrantholders by extraordinary resolution or otherwise may be exercised from time to time and the exercise of any one or more of such powers or any combination of powers from time to time shall not be deemed to exhaust the right of the Warrantholders to exercise such powers or combination of powers then or thereafter from time to time.

SECTION 6.13 - MINUTES

Minutes of all resolutions and proceedings at every meeting of Warrantholders shall be made and duly entered in books to be from time to time provided for that purpose by the Trustee at the reasonable expense of the Corporation, and any such minutes as aforesaid, if signed by the chairman of the meeting at which such resolutions were passed or proceedings held, or by the chairman of the next succeeding meeting of the Warrantholders, shall be prima facie evidence of the matters therein stated and, until the contrary is proved, every such meeting in respect of the proceedings of which minutes shall have been made shall be deemed to have been duly, convened and held, and all resolutions passed thereat or proceedings taken shall be deemed to have been duly passed and taken.

SECTION 6.14 - INSTRUMENTS IN WRITING

All actions which may be taken and all powers that may be exercised by the Warrantholders at a meeting held as provided in this Article Six also may be taken and exercised by Warrantholders entitled to acquire at least 75% of the aggregate number of Common Shares issuable upon the exercise of all the then outstanding Warrants by an instrument in writing signed in one or more counterparts by such Warrantholders in person or by attorney duly appointed in writing, and the expression "extraordinary resolution" when used in this Indenture shall include an instrument so signed.

SECTION 6.15 - BINDING EFFECT OF RESOLUTIONS

Every resolution and every extraordinary resolution passed in accordance with the provisions of this Article Six at a meeting of Warrantholders shall be binding upon all the Warrantholders, whether present at or absent from such meeting, and every instrument in writing signed by Warrantholders in accordance with Section 6.14 shall be binding upon all the Warrantholders, whether signatories thereto or not, and each and every Warrantholder and the Trustee (subject to the provisions for indemnity herein contained) shall be bound to give effect accordingly to every such resolution and instrument in writing. In the case of an instrument in writing the Trustee shall give notice of the effect of the instrument in writing to all Warrantholders and the Corporation as soon as is reasonably practicable.

SECTION 6.16 - HOLDINGS BY THE CORPORATION OR SUBSIDIARIES OF THE CORPORATION DISREGARDED

In determining whether Warrantholders holding Warrants evidencing the right to acquire the required number of Common Shares are present at a meeting of Warrantholders for the purpose of determining a quorum or have concurred in any consent, waiver, extraordinary resolution, Warrantholders' Request or other action under this Indenture, Warrants owned legally or beneficially by the Corporation or any associate or affiliate (as those terms are defined in the Company Act (British Columbia)) of the Corporation shall be disregarded.

                                  ARTICLE SEVEN
                             SUPPLEMENTAL INDENTURES


SECTION 7.01 - SUPPLEMENTAL INDENTURES

From time to time the Corporation and the Trustee may, subject to the provisions of this Indenture, and they shall, when so directed by this Indenture, execute and deliver by their proper officers, indentures or instruments supplemental hereto, which thereafter shall form part hereof, for any one or more or all of the following purposes:

        (a) setting forth adjustments resulting from the application of Article Two;

        (b) adding to the provisions hereof such additional covenants and enforcement provisions as in the opinion of counsel are necessary or advisable, provided that the same are not in the opinion of the Trustee, based on advice of counsel, prejudicial to the interests of the Warrantholders as a group;

        (c) giving effect to any extraordinary resolution passed as provided in Article Six;

        (d) making such provisions not inconsistent with this Indenture as may be necessary or desirable with respect to matters or questions arising hereunder provided that such provisions are not, in the opinion of the Trustee based on advice of counsel, prejudicial to the interests of the Warrantholders as a group;

        (e) adding to or amending the provisions hereof in respect of the transfer of Warrants, making provision for the exercise of Warrants, and making any modification in the forms of the certificates for the Warrants which does not affect the substance thereof;

        (f) amending any of the provisions of this Indenture or relieving the Corporation from any of the obligations, conditions or restrictions herein contained, provided that no such amendment or relief shall be or become operative or effective if, in the opinion of the Trustee, such amendment or relief impairs any of the rights of the Warrantholders as a group or of the Trustee, and provided further that the Trustee may in its sole discretion decline to enter into any such supplemental indenture which in its opinion based on advice of counsel may not afford adequate protection to the Trustee when the same shall become operative; and

        (g) for any other purpose not inconsistent with the terms of this Indenture, including the correction or rectification of any ambiguities, defective or inconsistent provisions, errors or omissions herein, provided that, in the opinion of the Trustee, based on advice of counsel, the rights of the Trustee and of the Warrantholders as a group are not prejudiced thereby.

SECTION 7.02 - SUCCESSOR CORPORATIONS

In the case of the consolidation, amalgamation, arrangement, merger or transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation (a "successor corporation"), forthwith following the occurrence of such event the successor corporation resulting from such consolidation, amalgamation, arrangement, merger or transfer (if not the Corporation) shall expressly assume, by supplemental indenture satisfactory in form to the Trustee and executed and delivered to the Trustee, the due and punctual performance and observance of each and every covenant and condition of this Indenture to be performed and observed by the Corporation.

                                  ARTICLE EIGHT
                             CONCERNING THE TRUSTEE


SECTION 8.01 - TRUST INDENTURE LEGISLATION

(1) If and to the extent that any provision of this Indenture limits, qualifies or conflicts with a mandatory requirement of Applicable Legislation, such mandatory requirement shall prevail.

(2) Subject to the fact that the Trustee shall not be bound to take any act or action hereunder, the Corporation and the Trustee agree that each will at all times in relation to this Indenture and any action to be taken hereunder observe and comply with and be entitled to the benefit of Applicable Legislation.

SECTION 8.02 - RIGHTS AND DUTIES OF TRUSTEE

(1) In the exercise of the rights and duties prescribed or conferred by the terms of this Indenture, the Trustee shall act honestly and in good faith with a view to the best interests of the Warrantholders and shall exercise the degree of care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances. No provision of this Indenture shall be construed to relieve the Trustee from, or require any other person to indemnify the Trustee against liability for its own negligence or willful misconduct.

(2) Subject only to Subsection 8.02(1), the Trustee shall not be bound to do or take any act, action or proceeding for the enforcement of any of the obligations of the Corporation under this Indenture unless and until it shall have received a Warrantholders' Request specifying the act, action or proceeding which the Trustee is requested to take. The obligation of the Trustee to commence or continue any act, action or proceeding for the purpose of enforcing any rights of the Trustee or the Warrantholders hereunder shall be conditional upon the Warrantholders furnishing, when required by notice in writing by the Trustee, sufficient funds to commence or continue such act, action or proceeding and an indemnity reasonably satisfactory to the Trustee and its counsel to protect and hold harmless the Trustee and its officers, directors, employees and agents against the costs, charges and expenses and liabilities to be incurred thereby and any loss and damage it may suffer by reason thereof. None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless funded and indemnified as aforesaid.

(3) The Trustee may, before commencing or at any time during the continuance of any such act, action or proceeding, require the Warrantholders, at whose instance it is acting, to deposit with the Trustee the Warrants held by them, for which Warrants the Trustee shall issue receipts.

(4) Every provision of this Indenture that by its terms relieves the Trustee of liability or entitles it to rely upon any evidence submitted to it is subject to the provisions of Applicable Legislation, of this Section 8.02 and of Section 8.03.

(5) The Trustee shall retain the right not to act and shall not be held liable for refusing to act unless it has received clear and reasonable documentation which complies with the terms of this Indenture. Such documentation must not require the exercise of any discretion or independent judgment.

(6) In the event of any disagreement arising regarding the terms of this Indenture, the Trustee shall be entitled, at its option, to refuse to comply with any demands whatsoever until the dispute is settled either by agreement amongst the various parties or by a court of competent jurisdiction.

(7) The Trustee shall not be bound to give any notice or do or take any act, action or proceeding by virtue of the powers conferred on it hereunder unless and until it shall have been required to do so under the terms hereof; nor shall the Trustee be required to take notice of any default hereunder, unless and until notified in writing of such default, which notice shall specifically set out the default desired to be brought to the attention of the Trustee and in the absence of such notice the Trustee may for all purposes of this Indenture conclusively assume that no default has occurred or been made in the performance or observance of the representations, warranties and covenants, agreements or conditions herein contained. Any such notice shall in no way limit any discretion herein given to the Trustee to determine whether or not the Trustee shall take action with respect to any default.

(8) In this Indenture, whenever confirmations or instructions are required to be given to the Trustee, in order to be valid, such confirmations and instructions shall be in writing.

SECTION 8.03 - EVIDENCE, EXPERTS AND ADVISERS

(1) In addition to the reports, certificates, opinions and other evidence required by this Indenture, the Corporation shall furnish to the Trustee such additional evidence of compliance with any provision hereof in such form as may be prescribed by Applicable Legislation, or as the Trustee may reasonably require by written notice to the Corporation.

(2) In the exercise of its rights and duties hereunder, the Trustee shall be protected in acting upon any written notice, request, waiver, consent, certificate, receipt, statutory declaration or other paper or document furnished to it, not only as to its due execution and the validity and the effectiveness of its provisions but also as to the truth and acceptability of any information therein contained which it in good faith believes to be genuine and what it purports to be.

(3) Whenever Applicable Legislation requires that evidence referred to in Subsection 8.03(1) be in the form of a statutory declaration, the Trustee may accept such statutory declaration in lieu of a certificate of the Corporation required by any provision hereof. Any such statutory declaration may be made by one or more of the chairman, vice-chairman, president, vice-president, secretary or any one director of the Corporation.

(4) The Trustee may employ or retain such counsel, accountants or other experts or advisers as it may reasonably require for the purpose of discharging its duties hereunder, may act on and rely upon the advice or opinions so obtained and may pay reasonable remuneration for all services so performed by any of them, without taxation of costs of any counsel, and shall not be responsible for any misconduct on the part of any of them.

SECTION 8.04 - DOCUMENTS, MONIES, ETC.  HELD BY TRUSTEE

Any securities, documents of title or other instruments that may at any time be held by the Trustee subject to the trusts hereof may be placed in the deposit vaults of the Trustee or of any Canadian chartered bank or trust company or deposited for safekeeping with any such bank or trust company. Unless herein otherwise expressly provided, any monies so held, pending the application or withdrawal thereof under any provisions of this Indenture, may be deposited in the name of the Trustee in any Canadian chartered bank or Canadian trust company, including the Trustee's deposit department, at the rate of interest (if any) then current on similar deposits or may be deposited in such institutions or invested in such securities as the Corporation may consent to. All interest or other income received by the Trustee in respect of such deposits and investments shall belong to the Warrantholders or the Corporation, as provided for herein.

SECTION 8.05 - ACTIONS BY TRUSTEE TO PROTECT INTERESTS

Subject to the provisions of this Indenture and applicable legislation, the Trustee shall have the power to institute and to maintain such actions and proceedings as it may consider necessary or expedient to preserve, protect or enforce its interests and the interests of the Warrantholders.

SECTION 8.06 - TRUSTEE NOT REQUIRED TO GIVE SECURITY

The Trustee shall not be required to give any bond or security in respect of the execution of the trusts and powers of this Indenture or otherwise.

SECTION 8.07 - PROTECTION OF TRUSTEE

By way of supplement to the provisions of any law for the time being relating to trustees, it is expressly declared and agreed as follows:

(1) The Trustee shall not be liable for or by reason of any statements of fact or recitals in this Indenture or in the Warrants (except the representation contained in Sections 8.09 and 8.12 or in the certificate of the Trustee on the Warrants) or be required to verify the same.

(2) Nothing herein contained shall impose any obligation on the Trustee to see to or to require evidence of the registration or filing (or renewal thereof) of this Indenture or any instrument ancillary or supplemental hereto.

(3) The Trustee shall not be bound to give notice to any person of the execution hereof.

(4) The Trustee shall not incur any liability or responsibility whatsoever or be in any way responsible for the consequence of any breach on the part of the Corporation of any of the covenants herein contained or of any acts of any directors, officers, employees, agents or servants of the Corporation.

(5) The Corporation hereby indemnifies and saves harmless the Trustee and its officers, directors, employees or agents from and against any and all liabilities, losses, costs, claims, actions or demands whatsoever which may be brought against the Trustee or which it may suffer or incur as a result or arising out of the performance of its duties and obligations under this Indenture, save only in the event of negligence or willful misconduct of the Trustee. It is understood and agreed that this indemnification shall survive the termination of this Indenture.

SECTION 8.08 - REPLACEMENT OF TRUSTEE

(1) The Trustee may resign its trust and be discharged from all further duties and liabilities hereunder by giving to the Corporation not less than 45 days' prior notice in writing or such shorter prior notice as the Corporation may accept as sufficient. The Warrantholders by extraordinary resolution shall have the power at any time to remove the existing Trustee and to appoint a new trustee. In the event of the Trustee resigning or being removed as aforesaid or being dissolved, becoming bankrupt, going into liquidation or otherwise becoming incapable of acting hereunder, the Corporation shall forthwith appoint a new trustee unless a new trustee has already been appointed by the Warrantholders; failing such appointment by the Corporation, the retiring Trustee or any Warrantholder may apply to a justice of the British Columbia Supreme Court at the Corporation's expense, on such notice as such justice may direct, for the appointment of a new trustee; but any new trustee so appointed by the Corporation or by the Court shall be subject to removal as aforesaid by the Warrantholders. Any new trustee appointed under any provision of this Section
8.08 shall be a corporation authorized to carry on the business of a trust company in the Provinces of British Columbia and Ontario and, if required by Applicable Legislation of any other province, in such other province. On any such appointment the new trustee shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as Trustee without any further assurance, conveyance, act or deed; but there shall be immediately executed, at the expense of the Corporation, all such conveyances or other instruments as may, in the opinion of counsel, be necessary or advisable for the purpose of assuring the same to the new trustee, provided that any resignation or removal of the Trustee and appointment of a successor trustee shall not become effective until the successor trustee shall have executed an appropriate instrument accepting such appointment and, at the request of the Corporation, the predecessor Trustee, upon payment of its outstanding remuneration and expenses, shall execute and deliver to the successor trustee an appropriate instrument transferring to such successor trustee all rights and powers of the Trustee hereunder and all securities, documents of title and other instruments and all monies and properties held by the Trustee hereunder.

(2) Upon the appointment of a successor trustee, the Corporation shall promptly notify the Warrantholders thereof.

(3) Any corporation into or with which the Trustee may be merged or consolidated or amalgamated, or any corporation succeeding to the trust business of the Trustee, shall be the successor to the Trustee hereunder without any further act on its part or of any of the parties hereto, provided that such corporation would be eligible for appointment as a new trustee under Subsection 8.08(1).

(4) Any Warrants certified but not delivered by a predecessor trustee may be certified by the successor trustee in the name of the predecessor or successor trustee.

SECTION 8.09 - CONFLICT OF INTEREST

(1) The Trustee represents to the Corporation that at the time of execution and delivery hereof no material conflict of interest exists in the Trustee's role as a fiduciary hereunder and agrees that in the event of a material conflict of interest arising hereafter it will, within 30 days after ascertaining that it has such a material conflict of interest, either eliminate the same or resign its trust hereunder to a successor trustee approved by the Corporation. If any such material conflict of interest exists or hereafter shall exist, the validity and enforceability of this Indenture and the Warrants shall not be affected in any manner whatsoever by reason thereof.

(2) Subject to Subsection 8.09(1), the Trustee, in its personal or any other capacity, may buy, lend upon and deal in securities of the Corporation and generally may contract and enter into financial transactions with the Corporation or any subsidiary of the Corporation without being liable to account for any profit made thereby.

SECTION 8.10 - ACCEPTANCE OF TRUSTS

The Trustee hereby accepts the trusts in this Indenture declared and provided for and agrees to perform the same upon the terms and conditions herein set forth.

SECTION 8.11 - TRUSTEE NOT TO BE APPOINTED RECEIVER

The Trustee and any person related to the Trustee shall not be appointed a receiver or receiver and manager or liquidator of all or any part of the assets or undertaking of the Corporation.

SECTION 8.12 - AUTHORIZATION TO CARRY ON BUSINESS

The Trustee represents to the Corporation that it is duly authorized and qualified to carry on the business of a trust company in each of the provinces of Canada.

                                  ARTICLE NINE
                                 FORM OF WARRANT

SECTION 9.01 - FORM OF WARRANT CERTIFICATE

                               Warrant Certificate

The following is the form of Warrant referred to in Section 2.02:

The following legend will be borne by certificates representing Warrants purchased by U.S. persons:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT
EXCEPT: (I) IN COMPLIANCE WITH RULE 144 OR ANOTHER APPLICABLE EXEMPTION FROM REGISTRATION UNDER SAID ACT; AND (II) IF REQUESTED BY THE CORPORATION, THE CORPORATION HAS RECEIVED AN OPINION OF ITS COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A HOLD PERIOD AND MAY NOT BE TRADED IN BRITISH COLUMBIA UNTIL OCTOBER 16, 1999 EXCEPT AS PERMITTED BY THE APPLICABLE SECURITIES LEGISLATION IN THAT JURISDICTION.

THE SPECIAL WARRANTS EVIDENCED HEREBY ARE EXERCISABLE ON OR BEFORE THE TIME OF EXPIRY ON THE EARLIER OF (A) THE DAY WHICH IS THE FIFTH BUSINESS DAY AFTER THE DATE OF ISSUANCE OF A RECEIPT BY THE LAST OF THE SECURITIES REGULATORS OF BRITISH COLUMBIA AND ONTARIO FOR A (FINAL) PROSPECTUS RELATING TO THE DISTRIBUTION OF THE CORPORATION'S COMMON SHARES ON EXERCISE OF THE SPECIAL WARRANTS, AND (B) JUNE 16, 2000, AFTER WHICH TIME THE SPECIAL WARRANTS EVIDENCED HEREBY SHALL BE DEEMED TO HAVE BEEN EXERCISED.

The following legend will be borne by certificates representing Warrants purchased by persons who are not U.S. persons:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A HOLD PERIOD AND MAY NOT BE TRADED IN BRITISH COLUMBIA UNTIL OCTOBER 16, 1999 EXCEPT AS PERMITTED BY THE APPLICABLE SECURITIES LEGISLATION IN THAT JURISDICTION.

THE SPECIAL WARRANTS EVIDENCED HEREBY ARE EXERCISABLE ON OR BEFORE THE TIME OF EXPIRY ON THE EARLIER OF (A) THE DAY WHICH IS THE FIFTH BUSINESS DAY AFTER THE DATE OF ISSUANCE OF A RECEIPT BY THE LAST OF THE SECURITIES REGULATORS OF BRITISH COLUMBIA AND ONTARIO FOR A (FINAL) PROSPECTUS RELATING TO THE DISTRIBUTION OF THE CORPORATION'S COMMON SHARES ON EXERCISE OF THE SPECIAL WARRANTS, AND (B) JUNE 16, 2000, AFTER WHICH TIME THE SPECIAL WARRANTS EVIDENCED HEREBY SHALL BE DEEMED TO HAVE BEEN EXERCISED.

NUMBER OF SPECIAL WARRANTS________________          CERTIFICATE NO._____________



                                 SPECIAL WARRANT



                                       OF



                           GENETRONICS BIOMEDICAL LTD.



THIS CERTIFIES THAT:

_______________________________ (the "Holder") is the registered holder of the number of Special Warrants specified above and is thereby entitled to be issued, without further payment (other than taxes payable in certain circumstances), the number of common shares ("Common Shares") of Genetronics Biomedical Ltd. (the "Corporation"), as currently constituted, as set out herein by surrendering to Montreal Trust Company of Canada (the "Trustee") at 510 Burrard Street, Vancouver, British Columbia, V6C 3B9, or at 151 Front Street West, Toronto, Ontario, M5J 2N1, Stock and Bond Transfer Department, during normal business hours on a business day, this Special Warrant Certificate with a subscription in the form of the attached Subscription Form duly completed and executed on or before the Expiry Date (as hereinafter defined).

Surrender of this Special Warrant Certificate will be deemed to have been effected only on personal delivery thereof to, or, if sent by mail or other means of transmission, on actual receipt thereof by, the Trustee at the office specified above.

This Special Warrant Certificate represents Special Warrants of the Corporation issued or issuable under the provisions of a Special Warrant Indenture (which indenture together with all other instruments supplemental or ancillary thereto is herein referred to as the "Warrant Indenture") dated as of June 16, 1999 between the Corporation and the Trustee, as trustee, which contains particulars of the rights of the holders of the Special Warrants and the Corporation and of the Trustee in respect thereof and the terms and conditions upon which the Special Warrants are issued and held, all to the same effect as if the provisions of the Warrant Indenture were herein set forth, to all of which the holder of this Special Warrant by acceptance hereof assents. A copy of the Warrant Indenture will be available for inspection at 510 Burrard Street, Vancouver, British Columbia, V6C 3B9, Corporate Trust Department. All capitalized terms not otherwise defined herein shall have the respective meanings ascribed thereto in the Warrant Indenture.

Special Warrants that have not been previously exercised will be deemed to have been exercised immediately prior to 5:00 p.m. (Vancouver time) (the "Time of Expiry") on the earlier of (the "Expiry Date"): (i) the day which is the fifth Business Day after the date (the "Qualification Date") of issuance of a receipt by the last of the securities regulators (the "Securities Administrators") of Ontario and British Columbia for a (final) prospectus (the "Final Prospectus") relating to the distribution of the Common Shares on the exercise of the Special Warrants; and (ii) June 16, 2000. Unless the Holder has surrendered this Special Warrant Certificate for exercise pursuant to the provisions hereof and of the Warrant Indenture prior to the Time of Expiry, the Special Warrants represented by this certificate shall be deemed to have been exercised and surrendered by the Holder, immediately prior to such time, without further notice to or action on the part of the Holder as specified above.

This Special Warrant Certificate represents the right to receive one Common Share for each Special Warrant. The Warrant Indenture provides for adjustments to the rights of the holders of Special Warrants, including the number of Common Shares issuable upon the exercise or deemed exercise thereof, on the happening of certain stated events, including the subdivision or consolidation of the outstanding Common Shares, certain distributions of Common Shares, or of securities convertible into or exchangeable for Commons Shares or of other securities or assets of the Corporation, certain offerings of rights, warrants or options and certain capital reorganizations.

Upon due exercise of the Special Warrants represented by this certificate, the Corporation shall cause to be issued to the person(s) in whose name(s) the Common Shares so subscribed for are to be issued (provided that if the securities are to be issued to a person other than the Holder, the Holder's signature on the Subscription Form herein shall be guaranteed by a Schedule A bank or trust company or a member of an acceptable medallion guarantee program) the number of securities to be issued to such person(s) and such person(s) shall become a holder in respect of such securities with effect from the date of such exercise and upon due surrender of this Special Warrant Certificate and the Corporation will cause a certificate(s) representing such securities to be made available for pick-up by such person(s) at 510 Burrard Street, Vancouver, British Columbia, V6C 3B9, or at 151 Front Street West, Toronto, Ontario, M5J 2N1, Stock and Bond Transfer Department, or mailed to such person(s) at the address(es) specified in such subscription, or in the case of the deemed exercise of the Special Warrants represented by this certificate, to the address of the Holder appearing in the register of Special Warrants maintained by the Trustee, within five Business Days after receipt of notice from the Trustee of the exercise or deemed exercise of the Special Warrants represented by this certificate.

No Common Share will be issued pursuant to any Special Warrant if the issuance of such securities would constitute a violation of the securities laws of any applicable jurisdiction. The Corporation shall be obligated to reissue promptly unlegended certificates at the request of any holder thereof who is a U.S. person if the Corporation shall have obtained an opinion of its counsel to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend. The Corporation agrees to use its best efforts to obtain such opinion.

Upon presentation at 510 Burrard Street, Vancouver, British Columbia, V6C 3B9, or at 151 Front Street West, Toronto, Ontario, M5J 2N1, Stock and Bond Transfer Department, subject to the provisions of the Warrant Indenture and upon compliance with the reasonable requirements of the Trustee, Special Warrant Certificates may be exchanged for Special Warrant Certificates entitling the holder thereof to acquire an equal aggregate number of Common Shares, subject to adjustment as provided for in the Warrant Indenture. The Corporation and the Trustee may treat the registered holder of this Special Warrant Certificate for all purposes as the absolute owner hereof. The holding of the Special Warrants represented by this certificate shall not constitute the Holder a holder of Common Shares nor entitle the Holder to any right or interest in respect thereof except as herein and in the Warrant Indenture expressly provided.

Special Warrants may only be transferred, upon compliance with the conditions prescribed in the Warrant Indenture, on the register to be kept at the offices of the Trustee in the City of Vancouver and the City of Toronto, by the registered holder thereof or his executors or administrators or other legal representatives, or his or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the Trustee with signature guaranteed by a Schedule A bank or trust company or a member of an acceptable medallion guarantee program and upon compliance with such reasonable requirements as the Trustee may prescribe. Such transfers may be subject to restrictions imposed by applicable securities laws and stock exchange requirements.

The Warrant Indenture contains provisions making binding upon all holders of Special Warrants outstanding thereunder resolutions passed at meetings of such holders held in accordance with such provisions and instruments in writing signed by the holders of Special Warrants entitled to acquire upon the exercise of the Special Warrants a specified percentage of the Common Shares.

The Holder is hereby notified that if the rights set out hereunder are exercised or deemed to have been exercised before the Qualification Date, the Common Shares issuable upon exercise of the Special Warrants represented by the Special Warrants Certificate may be subject to restrictions on resale under applicable securities legislation.

The Special Warrants and the Warrant Indenture shall be governed by and performed, construed and enforced in accordance with the laws of the Province of British Columbia and shall be treated in all respects as British Columbia contracts. Time shall be of the essence hereof and of the Warrant Indenture.

This Special Warrant Certificate shall not be valid for any purpose until it has been certified by or on behalf of the Trustee for the time being under the Warrant Indenture.

IN WITNESS WHEREOF the Corporation has caused this Special Warrant Certificate to be signed by its duly authorized officer as of the day of June, 1999.

                                            GENETRONICS BIOMEDICAL LTD.


                                        BY:
                                            ------------------------------------
                                            AUTHORIZED SIGNING OFFICER

THIS SPECIAL WARRANT CERTIFICATE REPRESENTS
SPECIAL WARRANTS REFERRED TO IN THE WARRANT
INDENTURE WITHIN MENTIONED.
MONTREAL TRUST COMPANY OF CANADA


BY:
   ------------------------------------
   AUTHORIZED SIGNING OFFICER

SECTION 9.02 - SUBSCRIPTION FORM

There shall be attached to the Warrant Certificates a subscription form substantially as follows:

TO:                GENETRONICS BIOMEDICAL LTD.

                   c/o Montreal Trust Company of Canada
                      510 Burrard Street
                      Vancouver, BC
                      V6C 3B9


The undersigned holder of the Special Warrants evidenced by the attached Special Warrant Certificate hereby irrevocably subscribes for _______ Common Shares of Genetronics Biomedical Ltd. issuable pursuant to the exercise of _______ Special Warrants on the terms specified in the Special Warrant Certificate and Warrant Indenture.

The undersigned hereby irrevocably directs that the said Common Shares be issued and delivered as follows:


NAME(S) IN FULL                  ADDRESS(ES)                           NUMBER OF COMMON SHARES
---------------                  -----------                           -----------------------





(Please print. If securities are issued to a person other than the Special Warrantholder, the holder must pay to the Trustee all eligible taxes and the signature of the holder must be guaranteed by a Schedule A bank or trust company or member of an acceptable medallion guarantee program).

 DATED this ______ day of ______________________ , 1999.


                                            )    -------------------------------
----------------------------------------    )    SIGNATURE OF HOLDER
SIGNATURE OF GUARANTOR (Guarantor must      )
be a Schedule A bank or a trust company     )    -------------------------------
or member of an acceptable medallion        )    NAME OF HOLDER
guarantee program)                          )
                                            )    -------------------------------
                                            )    ADDRESS OF HOLDER
                                            )
                                            )    -------------------------------

[ ] Please check this box if the securities are to be delivered at the office where these Special Warrants are surrendered, failing which the securities will be mailed. Certificates will be delivered or mailed as soon as practicable after the due surrender of the Special Warrant Certificate.

SECTION 9.03 - TRANSFER FORM

There shall be attached to the Warrant Certificate a transfer form substantially as follows:


                                  TRANSFER FORM

FOR VALUE RECEIVED, the undersigned holder of Special Warrants of Genetronics Biomedical Ltd. hereby sells, assigns and transfers unto _______________________________________ of _______________________________
Special Warrants represented by the attached Special Warrant Certificate and does hereby irrevocably constitute and appoint Montreal Trust Company of Canada (the "Trustee") attorney to transfer the said Special Warrants on the books of the Trustee with full power of substitution in the premises.

DATED the      _________________, 199         .


                                            )    -------------------------------
----------------------------------------    )    SIGNATURE OF HOLDER
SIGNATURE OF GUARANTOR (Guarantor must      )
be a Schedule A bank or a trust company     )    -------------------------------
or member of an acceptable medallion        )    NAME OF HOLDER
guarantee program)                          )
                                            )    -------------------------------
                                            )    ADDRESS OF HOLDER
                                            )
                                            )    -------------------------------

                                   ARTICLE TEN
                                     GENERAL


SECTION 10.01 - NOTICE TO THE CORPORATION AND THE TRUSTEE

(1) Unless herein otherwise expressly provided, any notice to be given hereunder to the Corporation or the Trustee shall be deemed to be validly given if delivered or if sent by registered letter, postage prepaid:

(a)     if to the Corporation:

                   Genetronics Biomedical Ltd.
                   11199 Sorrento Valley Road
                   San Diego, CA  USA
                   92121-1334

                   Attention: President and Chief Executive Officer

                   with a copy to:

                   Catalyst Corporate Finance Lawyers
                   1100 - 1055 West Hastings Street
                   Vancouver, British Columbia
                   V6E 2E9

                   Attention: James L. Heppell

(b)     if to the Trustee:

                   Montreal Trust Company of Canada
                   510 Burrard Street
                   Vancouver, BC
                   V6C 3B9

                   Attention: Corporate Trust Department
                   Fax: (604) 685-4079

and any such notice delivered in accordance with the foregoing shall be deemed to have been received on the date of delivery if that date is a Business Day or the Business Day following the date of delivery if such date is not a Business Day or, if mailed, on the third Business Day following the date of the postmark on such notice.

(2) The Corporation or the Trustee, as the case may be, may from time to time notify the other in the manner provided in Subsection 10.01(l) of a change of address which, from the effective date of such notice and until changed by like notice, shall be the address of the Corporation or the Trustee, as the case may be, for all purposes of this Indenture. A copy of any notice of change of address given pursuant to this Subsection 10.01(2) shall be available for inspection at the principal corporate trust office of the Trustee in the City of Vancouver by Warrantholders during normal business hours.

SECTION 10.02 - NOTICE TO THE WARRANTHOLDERS

Unless otherwise provided herein, any notice to the Warrantholders under the provisions of this Indenture shall be deemed to be validly given, if delivered by registered letter, postage prepaid, to the holders at their addresses appearing in the register of holders. Any notice so delivered shall be deemed to have been received on the date of delivery if that date is a Business Day or the Business Day following the date of delivery if such date is not a Business Day. Accidental error or omission in giving notice or accidental failure to give notice to any Warrantholder shall not invalidate any action or proceeding founded thereon.

SECTION 10.03 - MAIL SERVICE INTERRUPTION

(1) If by reason of any interruption of mail service, actual or threatened, any notice to be given to the Trustee, the Corporation or the Warrantholders would reasonably be unlikely to reach its destination in the ordinary course of mail, such notice shall be valid and effective only if delivered by courier to the party to which it is addressed or if sent to such party, at the appropriate address in accordance with Section 10.01, by facsimile transmission, telex or other means of prepaid transmitted or recorded communication.

SECTION 10.04 - COUNTERPARTS AND FORMAL DATE

This Indenture may be executed in several counterparts, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument and notwithstanding their date of execution shall be deemed to be dated as of the date set out on the first page hereof.

SECTION 10.05 - SATISFACTION AND DISCHARGE OF INDENTURE

Upon the date by which there shall have been delivered to the Trustee for exercise or destruction or the deemed exercise in accordance with the provisions hereof of all Warrants theretofore certified hereunder, this Indenture, except to the extent that Common Shares and certificates therefor have not been issued and delivered hereunder or the Corporation has not performed any of its obligations hereunder, shall cease to be of further effect in respect of the Corporation, and the Trustee, on written demand of and at the cost and expense of the Corporation, and upon delivery to the Trustee of a certificate of the Corporation stating that all conditions precedent to the satisfaction and discharge of this Indenture have been complied with and upon payment to the Trustee of the expenses, fees and other remuneration payable to the Trustee, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture; provided that if the Trustee has not then performed any of its obligations hereunder any such satisfaction and discharge of the Corporation's obligations hereunder shall not affect or diminish the rights of any Warrantholder or the Corporation against the Trustee.

SECTION 10.06 - PROVISIONS OF INDENTURE AND WARRANTS FOR THE SOLE BENEFIT OF PARTIES AND WARRANTHOLDERS

Except as provided in Sections 5.02 and 5.03, nothing in this Indenture or the Warrants, expressed or implied, shall give or be construed to give to any person other than the parties hereto and the holders from time to time of the Warrants any legal or equitable right, remedy or claim under this Indenture, or under any covenant or provision therein contained, all such covenants and provisions being for the sole benefit of the parties hereto and the Warrantholders.

IN WITNESS WHEREOF the parties hereto have executed this Indenture under the hands of their proper officers in that behalf.



                                            GENETRONICS BIOMEDICAL LTD.

                                            By:

                                            /s/ James L. Heppell
                                            ------------------------------------
                                            Authorized Signatory



                                            MONTREAL TRUST COMPANY OF CANADA

                                            By:

                                            /s/ Nicole Clement
                                            ------------------------------------
                                            Authorized Signatory

                                            By:

                                            /s/ Megan Ballard
                                            ------------------------------------
                                            Authorized Signatory